                                                                   EXHIBIT 10.55


                      AMENDMENT NO. 1 TO SECOND AMENDED AND
                      -------------------------------------
                   RESTATED LOAN AGREEMENT AND LIMITED WAIVER
                   ------------------------------------------


     AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT AND LIMITED WAIVER dated as of March 30, 2001 (this "Amendment"), by and among MEDALLION
                                         ---------
FINANCIAL CORP., a Delaware corporation ("MFC"), MEDALLION BUSINESS CREDIT, LLC,
                                          ---
a Delaware limited liability company ("MBC"; MBC and MFC are sometimes
                                       ---
hereinafter referred to individually as a "Borrower" and together as the
                                           --------
"Borrowers"), the lending institutions that are listed on the signature pages
- ----------
hereto, FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and as
  -----                               -----------------
Agent for the Banks (including any successor, the "Agent"), amending the Loan Agreement (as defined below).

     WHEREAS, the Borrowers, the banks and other lending institutions that from time to time are signatories thereto (including Assignees, collectively, the

"Banks" and individually, a "Bank"), the Agent and the Swing Line Lender are
- ------                       ----
parties to a Second Amended and Restated Loan Agreement dated as of September 22, 2000 (as amended and in effect from time to time, the "Loan Agreement",
                                                           --------------
capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrowers on the terms and subject to the conditions set forth therein; and

     WHEREAS, the Borrowers have requested an amendment of, and, subject to the terms and conditions set forth herein, the Borrowers, the Banks, the Agent and the Swing Line Lender have agreed to amend, the Loan Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

     1.  Amendments to Definitions.  Section 1.1 of the Loan Agreement is hereby
         -------------------------
amended by:

     (a) deleting the following definitions in their entirety and substituting in lieu thereof the following new definitions:

          "Applicable LIBOR Margin" means 1.50% in the case of all LIBOR Rate
           -----------------------
     Loans that are also Revolving Credit Loans, and 1.50% in the case of any LIBOR Rate Loan that is a Term Loan.

          "Loan Documents" shall mean and include this Agreement, the Revolving
           --------------
     Credit Notes, the Term Notes, the Swing Line Notes, the Security Agreement, any Mortgage Assignment, the Borrower Financing Statements, the Borrowing Base Certificates, the Fee Letter, the Guaranty, and the Collateral Agency Agreement and each other document, instrument or agreement executed pursuant to, or in connection with, any Loan Document.

          "MFC Borrowing Base" shall mean, as determined pursuant to the most
           ------------------
     recently required Borrowing Base Certificate:

          (i) cash and Short Term Investments shown on MFC's balance sheet as of such date, plus
                ----

          (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus
                                               ----

          (iii) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Commercial Loans other than
     Section 7a Loans from time to time outstanding that are Retained Loans;
     plus
     ----

          (iv) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Section 7a Loans purchased from Business Lenders, LLC from time to time outstanding that are Retained Loans; plus
            ----

          (v) 83.3% of the Eligible Yellow Cab Loan;

          provided, that, if all or any part of any Loan would be excluded as an
          --------  ----
     Eligible Commercial Loan, Eligible Medallion Loan, Eligible Yellow Cab Loan or Eligible Section 7a Loan under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

     (b) inserting, in the places required by alphabetical order, the following new definitions:

          "Amendment No. 1"  shall mean Amendment No. 1 to Second Amended and
           ---------------
     Restated Loan Agreement and Limited Waiver dated as of March 30, 2001 among the Borrower, the Agent, the Swing Line Lender and the Banks.

          "Amendment No. 1 Effective Date"  shall mean the "Effective Date", as
           ------------------------------
     defined in Amendment No. 1.

          "Collateral Agency Agreement"  shall mean the Collateral Agency
           ---------------------------
     Agreement, by and among the collateral agent named therein, the Agent, the Banks, the Senior Note Holders and the administrative agent and the banks party to the Funding Agreement.

          "Eligible Yellow Cab Loan" shall mean, with respect to the Yellow Cab
           ------------------------
     Loan, the portion of the outstanding principal balance of, plus accrued interest (excluding deferred interest) on the Yellow Cab Loan owed to MFC and attributable to the portion of the Yellow Cab Loan made by MFC; provided, that, the Yellow Cab Loan shall not be an Eligible Yellow Cab
     --------
     Loan (i) if MFC, in its reasonable business judgment, deems such Eligible Yellow Cab Loan to be uncollectible or subject to classification as non-accruing and for which it has not made appropriate credits to its reserves or (ii) if the outstanding principal amount of the Yellow Cab Loan or interest thereon is more than 60 days past due.

          "Funding Agreement" shall mean the Amended and Restated Loan Agreement
           -----------------
     dated as of December 24, 1997, by and among Medallion Funding, the lenders party thereto, Fleet National Bank, as swing line lender, administrative agent, arranger and collateral agent and The Bank of New York, as documentation agent, as amended and in effect from time to time.

          "Guarantor" shall mean Medallion Taxi Media, Inc., a New York
           ---------
     corporation.

          "Guaranty"  shall mean the Guaranty from the Guarantor in favor of the
           --------
     Agent and the Banks, guaranteeing the payment and performance of the obligations owing by the Borrowers to the Agent and the Banks pursuant to the Loan Documents.

          "Yellow Cab Loan" shall mean the Medallion Loan made to Yellow Cab
           ---------------
     Management, Inc., secured by Medallion Rights in respect of Chicago Medallions, that (a) satisfies the Eligibility Requirements (other than, with respect to the requirement set forth in subsection (f) thereof, by virtue of the subordination provisions of the Yellow Cab Loan), provided
                                                                     --------
     that, with respect to the requirement set forth in subsection (g) thereof, the endorsement on any promissory note evidencing the Yellow Cab Loan explicitly state that any pledge thereof is subject to the requirements of any relevant participation agreement, (b) does not exceed, with respect to the portion thereof owed to MFC and attributable to the portion of the Yellow Cab Loan made by MFC, an aggregate principal amount of $1,190,000, and (c) matures no later than March 1, 2003.

     2.  Addition of Article 2A to the Loan Agreement.  The Loan Agreement is
         --------------------------------------------
hereby amended by adding the following new Article 2A:


    "ARTICLE 2A.  COLLATERAL SECURITY; GUARANTY.

         The obligations of the Borrowers under this Agreement shall be secured by a perfected first priority security interest (subject only to Liens permitted hereunder and entitled to priority under applicable law (including Liens in favor of the "Agent" (as defined in the
    Funding Agreement) under the Funding Agreement to secure the obligations thereunder) and to the Collateral Agency Agreement) in substantially all of the assets of each Borrower, whether now owned or hereafter acquired and wherever located, pursuant to the terms of the Security Agreement, including a pledge by each of the Borrowers of one hundred percent (100%) of the capital stock owned by such Borrower of each of its Subsidiaries, subject to limitations imposed by applicable law with respect to any particular Subsidiary, and to the receipt of consents (including lender consents) as may be required under other loan documents for any particular Subsidiary, provided that the Borrowers
                                                  --------
          shall have used their best efforts to obtain such consents, with the Borrowers acknowledging that the stock of the Guarantor requires no such consent. Following the Borrowers' compliance with the requirements of Section 15 of Amendment No. 1, the obligations of the Borrowers under this Agreement and the other Loan Documents shall also be guaranteed by the Guarantor pursuant to the terms of the Guaranty (subject to the terms of the Collateral Agency Agreement); provided,
                                                                     --------
          however, that the Guaranty shall provide that, with the prior written
          -------
          consent of the Agent and the Required Banks, which consent shall not be conditioned on any requirement to repay Indebtedness, such Guaranty shall be released upon any sale, transfer, public offering, merger, consolidation or other similar event involving the change of at least 33% of the legal and beneficial ownership of the Guarantor.

     3.  Amendment of Section 4.22 of the Loan Agreement.  Section 4.22 of the
         -----------------------------------------------
Loan Agreement is hereby amended deleted in its entirety and the following new
Section 4.22 is hereby substituted in lieu thereof:

          "Section 4.22.  Priority; Continued Effectiveness.
                          ---------------------------------

          Except as otherwise permitted hereunder, the Agent, for the ratable benefit of the Banks and the Swing Line Lender, has or will have, following the Borrowers' compliance with the requirements of Section 15 of Amendment No. 1, a valid and perfected first priority security interest (subject to the terms of the Collateral Agency Agreement) in and to all Collateral, enforceable against each Borrower and all third parties in all relevant jurisdictions and securing the payment of the Revolving Credit Loans, Swing Line Loans and Term Loans and all other sums payable under or in connection with the Loan Documents. The Security Agreement is effective to create in favor of the Agent, for the ratable benefit of the Banks, the Swing Line Lender and the CP Holders, a valid and perfected first priority (subject to the terms of the Collateral Agency Agreement and except as otherwise permitted hereunder) security interest in and to the Collateral described therein securing the payment of the Revolving Credit Loans, Swing Line Loans and Term Loans and all other sums payable under or in connection with the Loan Documents, whether incurred prior to or after the Amendment No. 1 Effective Date. No additional Borrower Financing Statements are required to be filed in order to maintain the perfection and priority of the security interests created pursuant to the Security Agreement.

     4.  Amendment of Article 6 of the Loan Agreement.  Article 6 of the Loan
         --------------------------------------------
Agreement is hereby amended by adding in proper numerical order therein the following new Sections 6.20, 6.21 and 6.22:

          "Section 6.20.  M.R. Weiser, etc.  The Borrowers agree to retain M.R.
                          ----------------
     Weiser, Inc. to assist in the preparation of each Borrowing Base Certificate and to provide reporting requested by the Agent with respect thereto and the Borrowers shall assist and fully cooperate with M.R. Weiser, Inc. to provide all necessary or appropriate information promptly following any request therefor.

          Section 6.21.  CFO.  Each of the Borrowers shall retain a full-time
                         ---
     chief financial officer, or an interim chief financial officer (or a firm performing such function), by May 1, 2001.

          Section 6.22.  Effectiveness of Loan Documents.  The Borrowers shall
                         -------------------------------
     ensure that each of the Loan Documents, including, once executed and delivered, the Guaranty, shall be in full force and effect, and not cancelled, terminated, revoked or rescinded, in each case otherwise than in accordance with the terms thereof or Section 4.5 hereof, or with the express prior written agreement, consent or approval of the Banks, and shall further ensure that no Borrower or any of its Subsidiaries or respective stockholders shall commence any action at law or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents."

     5.  Amendment of Section 8.3 of the Loan Agreement.  Subsections 8.3(c),
         ----------------------------------------------
(e) and (g) of the Loan Agreement are hereby deleted in their entirety and the following new subsections 8.3(c), (e) and (g), respectively, are hereby substituted in lieu thereof:

          "(c) Make, or obligate itself to make, any Loan if, after giving effect to such Loan (i) with respect to MFC, the aggregate outstanding principal amount of all Loans made to any one Person together with its Affiliates would exceed 20% of Unconsolidated Tangible Net Worth of MFC, and (ii) with respect to MBC, the aggregate outstanding principal amount of all Loans made to any one Person together with its Affiliates would exceed $3,500,000.

          (e) Make any Investment (including by way of the acquisition of any Person) in any Subsidiary or Affiliate, or any Person that after taking into account such Investment would become a Subsidiary or Affiliate, other than (i) Investments of MFC in MBC or of MBC in MFC, (ii) Investments existing on the Second Restatement Effective Date and listed on Schedule
                                                                     --------
     III hereto, (iii) Investments by MFC in BL of up to $10,000,000 arising
     ---
     from the conversion of accounts receivable owed by BL to MFC into an equity contribution into BL, and (iv) Investments by MFC in Freshstart Venture Capital Corp. and Medallion Capital, Inc., which shall not exceed an aggregate amount of $5,000,000 for either such Investment (an aggregate amount of $10,000,000 for both such Investments).

          (g) Sell, discount or otherwise dispose of Loans or any Collateral; sell, discount or otherwise dispose of other Receivables or obligations owing to a Borrower or any of its Subsidiaries, with or without recourse, otherwise than (i) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 hereof, (ii) for collection in the ordinary course of business, (iii) to the Agent for the benefit of the Banks and, with respect to the pledged shares of the Guarantor and for so long as the Collateral Agency Agreement is in effect, the Collateral Agent, for the benefit of the Banks, the Senior Noteholders and the CP Holders, or (iv) Loans disposed of to Affiliates for cash for a price at least equal to the outstanding principal amount thereof (without discount thereon)."

     6.  Amendment of Section 8.16 of the Loan Agreement.  Section 8.16 of the
         -----------------------------------------------
Loan Agreement is hereby deleted in its entirety and the following new Section
8.16 is hereby substituted in lieu thereof:

          "8.16.  Portfolio Purchase.  Make, or obligate itself to make, any
                  ------------------
     Portfolio Purchase."


     7.  Amendment of Article 8 of the Loan Agreement.  Article 8 of the Loan
         --------------------------------------------
Agreement is hereby amended by adding in proper numerical order therein the following new Section 8.17:

          "8.17.  Amendment of Agreements.  The Borrowers will not amend,
                  -----------------------
     waive or otherwise modify any provision of the Note Purchase Agreement, without the prior written consent of the Agent and the Required Banks except to the extent that any such amendment, waiver or other modification shall not have a material adverse effect on the interests of the Banks and the Agent."

     8.  Amendment to Schedules to the Loan Agreement.  The Schedules to the
         --------------------------------------------
Loan Agreement are hereby amended by deleting Schedule III in its entirety and substituting in lieu thereof Schedule III attached hereto.

     9.  Waiver of Section 7.4 of the Loan Agreement.  Each of the Required
         -------------------------------------------
Banks hereby waives the Borrowers' compliance with the covenant set forth in
(S)7.4 of the Loan Agreement for the fiscal quarter ended December 31, 2000;

provided, however, that (a) the ratio of (i) the sum of Consolidated EBIT of MFC
- --------  -------
for such fiscal quarter plus Consolidated Interest Expense of MFC for such
                        ----
fiscal quarter to (ii) Consolidated Interest Expense of MFC for such fiscal quarter shall not be less than 1.49:1, and (b) the ratio of (i) the sum of Unconsolidated EBIT of MFC for such fiscal quarter plus Unconsolidated Interest
                                                   ----
Expense of MFC for such fiscal quarter plus Unconsolidated EBIT of MBC for such
                                       ----
fiscal quarter plus Unconsolidated Interest Expense of MBC for such fiscal
               ----
quarter to (ii) the sum of Unconsolidated Interest Expense of MFC for such fiscal quarter plus Unconsolidated Interest Expense of MBC for such fiscal
               ----
quarter shall not be less than 1.07:1.

     10.  Waiver of Section 8.3(c) of the Loan Agreement.  Each of the Required
          ----------------------------------------------
Banks hereby waives MBC's compliance with the covenant set forth in (S)8.3(c) of the Loan Agreement for the fiscal quarter ended December 31, 2000; provided,
                                                                   --------
however, that MBC shall not have made, or obligated itself to make, any Loan if,
- -------
after giving effect to such Loan the aggregate outstanding principal amount of all Loans made to any one Person together with its Affiliates exceeded $3,500,000.

     11.  Waiver of Section 9.1(e) of the Funding Agreement.  The Funding
          -------------------------------------------------
Agreement requires Medallion Funding to ensure that the ratio of Net Finance Assets (as defined in the Funding Agreement) to the sum of Senior Debt and SBA Debt (each as defined in the Funding Agreement) is not less than 1.20:1 at all times and to pay down any amount by which Minimum Asset Coverage (as defined in the Funding Agreement) exceeds Net Finance Assets (as defined in the Funding Agreement). Medallion Funding has reported that from January 1, 2000 through the date hereof, it has not complied, and may not comply from the Effective Date until June 30, 2001, with such requirements as a result of the 2000 Forbearance Events and the 2001 Forbearance Events (each as defined in Amendment No. 4 (as defined in the Funding Agreement)) but has instead, for the period from and after January 1, 2001 through the date hereof, complied with, and for the period from and after the date hereof until June 30, 2001, agreed that it will comply with, the covenant set forth in Section 1 of Amendment No. 4 (as defined in the Funding Agreement). Each of the Agent and the Banks hereby waives (without changing the provisions of Section 9.1 of the Loan Agreement or the definition of Event of Default therein) any Default or Event of Default which may have occurred or may occur under Section 9.1(e) or (f) of the Loan Agreement (to the extent that Section 9.1(f) may be deemed to apply to the Funding Agreement) as a result of the occurrence of the 2000 Forbearance Events or the 2001 Forbearance Events (each as defined in Amendment No. 4 (as defined in the Funding Agreement)), for so long as and to the extent that the Banks under the Funding Agreement are required to forbear from the exercise of certain of their rights and remedies under and pursuant to Section 1 of Amendment No. 4 (as defined in the Funding Agreement).

     12.  Consent to Note Purchase Agreement Amendment.  Each of the Required
          --------------------------------------------
Banks hereby consents to the amendment of the Note Purchase Agreement in form and substance satisfactory to the Agent for purposes of Section 8.10 of the Loan Agreement.


     13.  Representations and Warranties.  Each of the Borrowers hereby
          ------------------------------
represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 14 below are met, as follows:

          (a) The execution and delivery by each of the Borrowers of this Amendment and all other instruments and agreements required to be executed and delivered by each of the Borrowers in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment
                                                                   ---------
     Documents"), and the performance by each of the Borrowers of any of its
     ---------
     obligations and agreements under the Amendment Documents and the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrowers, as the case may be, have been authorized by all necessary corporate proceedings on behalf of each of the Borrowers, as the case may be, and do not and will not contravene any provision of law or of the Borrowers' charter, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrowers.

          (b) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which any of the Borrowers is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

          (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each of the Borrowers of the Amendment Documents or the Loan

     Agreement or other Loan Documents, as amended hereby, or the consummation by each of the Borrowers of the transactions among the parties contemplated hereby and thereby or referred to herein.

          (d) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

          (e) Each of the Borrowers has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

          (f) Each of the Borrowers acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     14.  Effectiveness.  This Amendment shall become effective as of the date
          -------------
first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent; provided that upon such satisfaction of each of the
                        --------
following conditions, (i) the revision to "Applicable LIBOR Margin" in Section 1(a) hereof shall become effective as of February 1, 2001, and (ii) the revisions to "MFC Borrowing Base" and additions of "Eligible Yellow Cab Loan" and "Yellow Cab Loan" in Sections 1(a) and (b) hereof shall become effective as of the date the Yellow Cab Loan was first included in the MFC Borrowing Base:

     (a) This Amendment shall have been duly executed and delivered by each of the Borrowers and the Required Banks and shall be in full force and effect.

     (b) The Agent shall have received evidence of the effectiveness of an amendment of the Funding Agreement, in the form attached hereto as Exhibit A.

     (c) The Agent shall have received, for the pro rata account of each Bank
                                                --- ----
which executes and delivers its signature pages to the Agent, by 5:00 p.m. Boston time on March 30, 2001 in facsimile (to be followed by originals) or original form, an amendment fee equal in the aggregate to 0.05% of each such Bank's Revolving Credit Commitment.

     (d) Such other items, including legal fees of counsel to the Agent, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     15.  Post-Closing Matters.  Each of the Borrowers agrees to take the
          --------------------
following actions and deliver the following items to the Agent no later than April 30, 2001:

     (a) The Borrowers shall deliver to the Agent, from each of the parties thereto, duly executed originals of each of the Guaranty, the Collateral Agency Agreement and, if and to the extent deemed necessary or appropriate by the Agent, an amendment to the Intercreditor Agreement (the "New Security Documents"), each in form and substance satisfactory to the Agent;

     (b) The Borrowers shall deliver to the Agent, from the Secretary of the Guarantor a copy, certified by such Secretary to be true and complete as of such date, of (i) its charter or other organizational documents as in effect on such date of certification, (ii) its by-laws as in effect on such date, and (iii) the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of the New Security Documents; provided, however, that in lieu of providing the items
                    --------  -------
required by subsections (i) and (ii) of this subsection (b), such Secretary may certify, to the extent true and correct, that charter documents and by-laws previously provided to the Agent are true and correct as of such date and have not been amended, rescinded or revoked;

     (c) The Borrowers shall deliver to the Agent, from the Guarantor, an incumbency certificate, dated as of such date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, the New Security Documents;

     (d) The Borrowers shall deliver to the Agent, from the Guarantor, good standing certificates for such Person, issued by the Secretary of State of such entity's jurisdiction of incorporation or organization, and evidence that such Person is duly licensed and qualified as a foreign organization in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect;

     (e) The Borrowers shall deliver to the Agent a favorable legal opinion addressed to the Agent and the Banks, dated as of such date, in form and substance satisfactory to the Agent, from counsel to the Guarantor, with respect to such Person concerning corporate or other applicable entity authority matters and the enforceability of each of the Guaranty and the Collateral Agency Agreement and concerning such other matters as the Administrative Agent may request;

     (f) The Borrowers shall deliver to the Agent, from each of the parties thereto, duly executed originals of each of the Guaranty and the Collateral Agency Agreement, each in form and substance satisfactory to the Agent;

     (g) The Agent shall have received the results of such UCC filing searches for the Guarantor as the Agent shall have requested.

     (h) The Collateral Agent shall possess all stock certificates or other certificates evidencing MFC's equity interests in the Guarantor, together wish undated stock powers or other instruments of endorsement duly executed in blank.

     (i) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

Each of the Borrowers acknowledges and agrees that the failure to deliver any of the above-referenced items, or take the above-referenced actions, by April 30, 2001, shall constitute an Event of Default under Section 9.1(b) of the Loan Agreement.


     16.  Release.  In order to induce the Agent and the Banks to enter into
          -------
this Amendment, each of the Borrowers, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against the Agent or any Bank (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Agent or any Bank; and (c) each of the Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. Each of the Borrowers, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any Bank to such Person, except the obligations to be performed by the Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against the Agent, any Bank or any of its directors, officers, employees or agents, in either case (x) or
(y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     17.  Miscellaneous Provisions.
          ------------------------

     (a) Each of the Borrowers hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Revolving Credit Loans, the Term Loans, the Swing Line Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar consents or waivers that may be requested for any future period.

     (c) Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, each of the Borrowers agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                              MEDALLION FINANCIAL CORP.

                              By: _________________________________
                                Name:  Alvin Murstein
                                Title: Chief Executive Officer

                              By: _________________________________
                                Name:  Larry D. Hall
                                Title: Corporate Controller

                              MEDALLION BUSINESS CREDIT, LLC

                              By: _________________________________
                                Name:  Alvin Murstein
                                Title: Chief Executive Officer

                              By: _________________________________
                                Name:  Larry D. Hall
                                Title: Corporate Controller

                              FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as Agent, as Swing Line Lender and as one of the Banks

                              By: _________________________________
                                Name:
                                Title:

                              HSBC BANK USA

                              By: _________________________________
                                Name:
                                Title:

                              CITIZENS BANK

                              By: _________________________________
                                Name:
                                Title:

                              THE BANK OF NEW YORK

                              By: _________________________________
                                Name:
                                Title:

                              THE CHASE MANHATTAN BANK

                              By: _________________________________
                                Name:
                                Title:

                              ISRAEL DISCOUNT BANK OF NEW YORK

                              By: _________________________________
                                Name:
                                Title:

                              By: _________________________________
                                Name:
                                Title:

                              EUROPEAN AMERICAN BANK

                              By: _________________________________
                                Name:
                                Title:

                              BANK LEUMI

                              By: _________________________________
                                Name:
                                Title:

                              THE BANK OF TOKYO

                              By: _________________________________
                                Name:
                                Title:

                                   Schedule 3
                                   ----------
                            Medallion Financial Corp.
                           Investment in Subsidiaries
                                December 31, 2000

- ------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------
Investment in Subsidiaries
- ------------------------------------------------------------------------------------------------
Equity in Medallion Funding Corp.                                                $ 50,541,390.96
- ------------------------------------------------------------------------------------------------
Equity in Medallion Capital Corp.                                                  17,798,176.72
- ------------------------------------------------------------------------------------------------
Equity in Edwards Capital Corp.                                                    15,439,943.09
- ------------------------------------------------------------------------------------------------
Equity in Transportation Capital Corp.                                              9,719,481.77
- ------------------------------------------------------------------------------------------------
Equity in Freshstart Venture Capital                                                6,944,861.23
- ------------------------------------------------------------------------------------------------
Equity in BLLC                                                                      6,398,947.64
- ------------------------------------------------------------------------------------------------
Equity in MBC                                                                       3,261,858.45
- ------------------------------------------------------------------------------------------------
Equity                                                                                  2,000.00
- ------------------------------------------------------------------------------------------------
Total Investments in Subsidiaries                                                $110,106,659.86
- ------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------
Investments in Unconsolidated Subsidiary
- ------------------------------------------------------------------------------------------------
Total Investments in Unconsolidated
 Subsidiary                                                                      $  1,856,421.31
- ------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------
     Intercompany Receivables
- ------------------------------------------------------------------------------------------------
Intercompany - MBC                                                               $ 37,263,991.05
- ------------------------------------------------------------------------------------------------
Loan Receivable - BLI                                                              16,714,478.37
- ------------------------------------------------------------------------------------------------
Interest Receivable - BLI                                                           6,541,171.95
- ------------------------------------------------------------------------------------------------
Interest Receivable - MBC                                                           3,913,165.30
- ------------------------------------------------------------------------------------------------
Intercompany - Medallion Funding                                                    2,583,139.08
- ------------------------------------------------------------------------------------------------
Intercompany - BLI                                                                    897,762.57
- ------------------------------------------------------------------------------------------------
Intercompany - Medallion Capital                                                      358,633.97
- ------------------------------------------------------------------------------------------------
Intercompany - Freshstart                                                             116,574.27
- ------------------------------------------------------------------------------------------------
Intercompany - TCC                                                                 (6,626,033.94)
- ------------------------------------------------------------------------------------------------
Intercompany - Edwards                                                             (8,358,159.11)
- ------------------------------------------------------------------------------------------------
Total Intercompany Receivables                                                   $ 53,404,723.51
- ------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------
     Total Investment in Subsidiaries                                            $165,367,804.68
- ------------------------------------------------------------------------------------------------

                                    Exhibit A
                                    ---------



[Funding Amendment]